Exhibit 10.18
                               AMENDMENT NO. 4 TO
                           LOAN AND SECURITY AGREEMENT


                                                                  March 23, 1999



All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders and the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  Borrower has requested that Requisite Lenders agree to amend the Loan Agreement in order to modify certain financial covenants contained in the Loan Agreement and certain related definitions. Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended, as follows:

                  (a) SECTION 1.1. The definition of the term "Debt Service Coverage Ratio" contained in Section 1.1 of the Loan Agreement is hereby amended and restated, as follows:

                        " 'DEBT SERVICE COVERAGE RATIO' shall mean, with respect
                  to the Designated Companies for any period, the ratio of (a) the sum of (i) Net Income from continuing and discontinued operations before interest expense and taxes, PLUS (ii) depreciation and amortization expenses, MINUS (iii) tax payments, MINUS (iv) capital expenditures, to the extent not financed, MINUS (v) dividends paid, and PLUS (vi) with respect only to calculations made for the testing periods ending on each of December 31, 1998, March 31, 1999, June 30, 1999 and September 30, 1999, charges taken in the 1998 fiscal year and associated with the proposed Reptron Merger, to (b) the sum of
                  (i) all interest payments in respect of the Revolving Loans PLUS (ii) all payments of principal and interest in respect of capitalized leases and other long-term indebtedness of the Designated Companies, including without limitation the Junior Debt (but specifically excluding principal payments in respect of the Revolving Loans), all determined for such period on a consolidated basis and in accordance with GAAP."

                  (b) SECTION 8.12. Clause (ii) of Section 8.12 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                        "(ii) Five Million Dollars ($5,000,000) for the 1999 fiscal year or any fiscal year thereafter."

                  (c) SECTION 8.17. The table contained in Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                                   "PERIOD                   AMOUNT
                                   -------                   ------
         December 31, 1998 through and including            $24,400,000
           December 30, 1999

         December 31, 1999 through and including            $26,000,000
           December 30, 2000

         December 31, 2000 through and including            $27,600,000
           December 30, 2001

         December 31, 2001 through and including           $29,200,000"
           May 3, 2002

                  (d) SCOPE. This Amendment No. 4 to Loan and Security Agreement shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  2. CONDITIONS TO EFFECTIVENESS. This Amendment No. 4 to Loan and Security Agreement shall be effective immediately upon the execution hereof by Requisite Lenders, the acceptance hereof by each Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before March 23, 1999.

                                  Very truly yours,

                                     HARRIS TRUST AND SAVINGS BANK,
                                       as Administrative Agent and a Lender
                                     Pro Rata Share:  25%

                                     By:  /s/ WILLIAM J. KANE
                                          -------------------------------------
                                     Its:  Vice President
                                          -------------------------------------

                                     AMERICAN NATIONAL BANK AND TRUST
                                       COMPANY OF CHICAGO,
                                       as Collateral Agent and a Lender
                                     Pro Rata Share:  25%

                                     By:  /s/ M. MARTHA GASKIN
                                          -------------------------------------
                                     Its:  Vice President
                                          -------------------------------------

                                     FLEET BUSINESS CREDIT CORPORATION,
                                      formerly known as SANWA BUSINESS
                                      CREDIT CORPORATION,  as a Lender
                                     Pro Rata Share:  12.5%


                                     By: /s/ DANIEL J. MANELLA
                                          -------------------------------------
                                     Its:  Vice President
                                          -------------------------------------


                                     MERCANTILE BUSINESS CREDIT, INC.,
                                      as a Lender
                                     Pro Rata Share:  12.5%

                                     By:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------


                                     BNY FINANCIAL CORPORATION,
                                      as a Lender
                                     Pro Rata Share:  12.5%

                                     By:  /s/ A. VIOLA
                                          -------------------------------------
                                     Its:  Vice President
                                          -------------------------------------


                                     NATIONSBANK, N.A., successor by merger to
                                      NATIONSBANK OF TEXAS, N.A.,
                                      as a Lender
                                     Pro Rata Share:  12.5%

                                     By:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------



Acknowledged and agreed to as of
this 23rd day of March, 1999.

ALL AMERICAN
  SEMICONDUCTOR, INC.


By: /s/ HOWARD L. FLANDERS
    ---------------------------------
Its:  EVP & CFO
    ---------------------------------

                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 4 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                            Dated:  March 23, 1999

                                            Each of the Subsidiaries of
                                            All American Semiconductor, Inc.


                                            By:   /s/ HOWARD L. FLANDERS
                                                  -----------------------------
                                            Its:  EVP & CFO
                                                  -----------------------------